                            SCHEDULE 14A INFORMATION
                                  (Rule 14a-101)

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            EXCEL LEGACY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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




                            EXCEL LEGACY CORPORATION
                     17140 BERNARDO CENTER DRIVE, SUITE 300
                           SAN DIEGO, CALIFORNIA 92128



                                                                  April 28, 2000

Dear Stockholder:

        It is my pleasure to invite you to the Annual Meeting of Stockholders of Excel Legacy Corporation. This year the meeting will be held on Wednesday, June 7, 2000 at 11:00 a.m. (PDT) at the Rancho Bernardo Inn, 17750 Bernardo Oaks Drive, San Diego, California. Your Board of Directors and Management look forward to meeting with you at this time.

        We consider the Annual Meeting an excellent opportunity to review the events of the past year and to discuss the company's objectives with you in person.

        Thank you for your interest and participation. I look forward to seeing you there.


                                       Sincerely,

                                       /s/ GARY B. SABIN
                                       ------------------------------------
                                       Gary B. Sabin
                                       Chairman and Chief
                                       Officer

                            EXCEL LEGACY CORPORATION
                     17140 BERNARDO CENTER DRIVE, SUITE 300
                           SAN DIEGO, CALIFORNIA 92128

                           NOTICE OF ANNUAL MEETING OF
                        STOCKHOLDERS AND PROXY STATEMENT

TO THE STOCKHOLDERS OF EXCEL LEGACY CORPORATION:

        Notice is hereby given that the Annual Meeting of Stockholders of Excel Legacy Corporation (the "Company"), will be held at the Rancho Bernardo Inn, 17550 Bernardo Oaks Drive, San Diego, California, on June 7, 2000, at 11:00 a.m. for the following purposes:

    1. To elect eight Directors for a one-year term and until their successors have been duly elected and qualified. The present Board of Directors of the Company has nominated and recommends for such election as Directors the following eight persons:

GARY B. SABIN        RICHARD B. MUIR           KELLY D. BURT      JACK MCGRORY

RICHARD J. NORDLUND  ROBERT E. PARSONS, JR.    ROBERT S. TALBOTT  JOHN H. WILMOT

    2. To consider and vote upon a proposal to approve and adopt The 1998 Stock Option Plan of Excel Legacy Corporation, as amended and restated herein (the "Legacy Stock Option Plan").

    3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The Board of Directors has fixed the close of business on April 10, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

        Accompanying this Notice of Annual Meeting is a proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY. If you plan to attend the meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

        All stockholders are cordially invited to attend the meeting.

                                       By Order of the Board of Directors

                                       /s/ GARY B. SABIN
                                       ------------------------------------
                                       Gary B. Sabin
                                       Chairman of the Board,
                                       President and Chief Executive Officer

San Diego, California
April 28, 2000

                            EXCEL LEGACY CORPORATION
                     17140 BERNARDO CENTER DRIVE, SUITE 300
                           SAN DIEGO, CALIFORNIA 92128

                                 PROXY STATEMENT

        The Board of Directors of the Company is soliciting the enclosed proxy for use at the Annual Meeting of Stockholders to be held on June 7, 2000, at 11:00 a.m., at the Rancho Bernardo Inn, 17550 Bernardo Oaks Drive, San Diego, California. This Proxy Statement was first mailed to stockholders on or about April 28, 2000.

        All stockholders who find it convenient to do so are cordially invited to attend the meeting in person. In any event, please complete, sign, date and return the proxy in the enclosed envelope.

        A proxy may be revoked by written notice to the Secretary of the Company at any time prior to the voting of the proxy, or by executing a later proxy or by attending the meeting and voting in person. Unrevoked proxies will be voted in accordance with the instructions indicated in the proxies, or if there are no such instructions, such proxies will be voted for the election of the Board's nominees for Director and for approval of the Legacy Stock Option Plan. Shares represented by proxies that reflect abstentions or include "broker non-votes" will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast."

        Stockholders of record at the close of business on April 10, 2000 (the "Record Date") will be entitled to vote at the meeting. As of that date, 36,838,102 shares of common stock, par value $.01 per share ("Common Stock"), of the Company and 21,281,000 shares of Series B Liquidating Preference Convertible Preferred Stock due 2005, par value $.01 per share ("Series B Preferred Stock," and together with the Common Stock, "Voting Stock"), were outstanding. Holders of the Common Stock and Series B Preferred Stock vote together on all matters submitted to the stockholders for a vote. Each share of Common Stock is entitled to one vote, and each share of Series B Preferred Stock is entitled to one vote for each share of Common Stock into which such share of Series B Preferred Stock is convertible. A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy at the Annual Meeting, constitutes a quorum. A plurality of the votes cast at the Annual Meeting is required to elect Directors, and a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Legacy Stock Option Plan.

        The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement and proxy will be borne by the Company. In addition to soliciting proxies by mail, the Company's officers, Directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. It is anticipated that banks, brokers, fiduciaries, other custodians and nominees will forward proxy soliciting materials to their principals, and that the Company will reimburse such persons' out-of-pocket expenses.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

        The Board currently consists of the following eight Directors: Gary B. Sabin, Richard B. Muir, Kelly D. Burt, Jack McGrory, Richard J. Nordlund, Robert
E. Parsons, Jr., Robert S. Talbott and John H. Wilmot. The current Directors will serve until the Annual Meeting and until their respective successors have been duly elected and qualified. Each of the current eight Directors of the Company has been nominated and recommended for election to serve as a Director for a term of one year and until his successor has been duly elected and qualified. Each of the Director nominees has individually advised the Board that he is able and willing to serve as a Director of the Company. If no contrary indication is made, proxies in the accompanying form are to be voted for each of the eight nominees for Director or, if for any reason any of them become unavailable for election, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitute nominee or nominees proposed by the Board.

        The eight individuals with the highest number of affirmative votes will be elected to the eight Directorships of the Company.

INFORMATION REGARDING DIRECTORS

        Set forth below is certain information concerning each of the eight nominees to the Board of Directors.

     NAME                                 Age                 PRESENT POSITION WITH THE COMPANY
     ----                                 ---                 ---------------------------------
     Gary B. Sabin.......................  46           Chairman, President and Chief Executive Officer
     Richard B. Muir.....................  44           Director, Executive Vice President, Chief
                                                        Operating Officer and Secretary
     Kelly D. Burt.......................  42           Director and Executive Vice
                                                        President--Development
     Jack McGrory........................  50           Director
     Richard J. Nordlund.................  55           Director
     Robert E. Parsons, Jr...............  44           Director
     Robert S. Talbott...................  46           Director
     John H. Wilmot......................  57           Director

        GARY B. SABIN has served as Chairman of the Board of Directors, President and Chief Executive Officer since the Company's formation. Mr. Sabin also has served as President and Chief Executive Officer and a Director of Price Enterprises, Inc. ("Enterprises") since November 1999. Mr. Sabin served as Director and President of New Plan Excel Realty Trust, Inc. ("New Plan Excel") from September 1998 to April 1999 and as Chairman, President and Chief Executive Officer of Excel Realty Trust, Inc. from January 1989 to September 1998. In addition, Mr. Sabin has served as Chief Executive Officer of various companies since his founding of Excel Realty Trust's predecessor company and its affiliates starting in 1977. He has been active for over 20 years in diverse aspects of the real estate industry, including the evaluation and negotiation of real estate acquisitions, management, financing and dispositions.

        RICHARD B. MUIR has served as Director, Executive Vice President and Secretary since the Company's formation. Mr. Muir has served as the Company's Chief Operating Officer since November 1999. Mr. Muir also has served as Executive Vice President, Chief Operating Officer, and a Director of Enterprises since November 1999. Mr. Muir served as a Director, Executive Vice President and Co-Chief Operating Officer of New Plan Excel from September 1998 to April 1999 and served as Director, Executive Vice President and Secretary of Excel Realty Trust from January 1989 to September 1998. In addition, Mr. Muir served as an officer and director of various affiliates of Excel Realty Trust starting in 1978, primarily in administrative and executive capacities, including direct involvement in and supervision of asset acquisitions, management, financing and dispositions.

        KELLY D. BURT has served as the Company's Director and Executive Vice President--Development since May 1998 and in the same position with Enterprises since November 1999. From 1992 to May 1998, Mr. Burt served as President and founder of TenantFirst, a real estate development company in San Diego, California that was acquired by the Company in May 1998. From 1984 to 1992, Mr. Burt was an Industrial/Office Partner at the San Diego division of Trammell Crow Company, a real estate development company headquartered in Dallas, Texas.

        JACK MCGRORY has served as a Director of the Company and as Chairman of the Board of Enterprises since November 1999. Mr. McGrory also serves as Chief Operating Officer of the San Diego Padres, a position he has held since October 1999. Mr. McGrory served as President and Chief Executive Officer of Enterprises from September 1997 to November 1999 and as City Manager of the City of San Diego from March 1991 to August 1997.

        RICHARD J. NORDLUND has served as a Director since the Company's formation and as President of RJN Management, a real estate firm in Santa Barbara, California, since 1985. From 1978 through 1988, Mr. Nordlund served as President of First Corporate Services, an investment banking firm in Minneapolis, Minnesota. He is also associated with Miller & Schroeder Financial, Inc. Mr. Nordlund's business experience includes 28 years in the investment banking and mortgage banking industries.

        ROBERT E. PARSONS, JR. has served as a Director since the Company's formation. He served as a Director of Excel Realty Trust and then New Plan Excel from January 1989 to April 1999. Mr. Parsons is presently Executive Vice President and Chief Financial Officer of Host Marriott Corporation, a company he joined in 1981. He also serves as a director and officer of several Host Marriott subsidiaries, and as a Director of Merrill Financial Corporation, a privately-held real estate company.

        ROBERT S. TALBOTT has served as a Director since the Company's formation. Mr. Talbott is an attorney and has served as President of Holrob Investments, LLC, a company engaged in the acquisition, development, management and leasing of real property, since 1997. From 1985 through 1997, Mr. Talbott served as Executive Vice President and President of Horne Properties, Inc., where he was involved in the acquisition and development of over 100 shopping centers. He also serves as a member of the Public Building Authority of Knoxville, Tennessee, as a member of the Knoxville Industrial Development Board, as a Director of the Knoxville Chamber of Commerce and as Chairman of the St. Mary's Foundation.

        JOHN H. WILMOT has served as a Director since the Company's formation. He served as a Director of Excel Realty Trust and then New Plan Excel from 1989 to April 1999. Mr. Wilmot, individually and through his wholly-owned corporations, develops and manages real property, including office buildings, shopping centers and residential projects primarily in the Phoenix/Scottsdale area, and has been active in that business since 1976.

MEETINGS OF THE BOARD

        During 1999, the Board held six meetings. In 1999, each Director attended at least 75% of the aggregate of all meetings held by the Board and all meetings held by all committees of the Board on which such Director served.

COMMITTEES OF THE BOARD

        AUDIT COMMITTEE. The Audit Committee consists of Messrs. McGrory, Nordlund, Parsons and Talbott. During 1999, the Audit Committee held two meetings. The Audit Committee reviews the annual audits of the Company's independent public accountants, reviews and evaluates internal accounting controls, recommends the selection of the Company's independent public accountants, reviews and passes upon (or ratifies) related party transactions, and conducts such reviews and examinations as it deems necessary with respect to the practices and policies of, and the relationship between, the Company and its independent public accountants.

        COMPENSATION COMMITTEE. The Compensation Committee consists of Messrs. Nordlund, Talbott and Wilmot. During 1999, the Compensation Committee held three meetings. The Compensation Committee reviews compensation of senior officers of the Company and administers the Company's executive compensation policies and the Legacy Stock Option Plan.

        EXECUTIVE COMMITTEE. The Executive Committee consists of Messrs. Sabin, Muir, Burt and Wilmot. During 1999, the Executive Committee held three meetings. The Executive Committee has all powers and rights necessary to exercise the full authority of the Board in the management of the business and affairs of the Company, except as provided in the Delaware General Corporation Law or the Company's Bylaws.

COMPENSATION OF DIRECTORS

        Effective February 18, 2000, each non-employee Director of the Company receives $8,000 per year for serving on the Board and an additional $1,000 for each in person meeting attended (other than committee meetings). Each non-employee Director also receives a grant of 2,000 shares of Common Stock upon re-election, and is eligible to receive stock options pursuant to the Legacy Stock Option Plan. Pursuant to the terms of the current Legacy Stock Option Plan, each Director is entitled to receive an option to purchase 3,000 shares of Common Stock upon the Director's initial re-election at an annual meeting of stockholders and at each subsequent annual meeting of stockholders at which the Director is re-elected. For a discussion of the proposed amendment to this formula grant of options under the Legacy Stock Option Plan, see "Proposal 2:
Approval of the Legacy Stock Option Plan."

        Directors also receive reimbursement for travel expenses incurred in connection with their duties as Directors.

RECOMMENDATION OF THE BOARD

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH ABOVE. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

                                   PROPOSAL 2:

                    APPROVAL OF THE LEGACY STOCK OPTION PLAN

        At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon a proposal to approve the Legacy Stock Option Plan, as amended and restated herein. The Legacy Stock Option Plan was initially adopted by the Company's Board of Directors and stockholders, effective March 24, 1998.

DESCRIPTION OF THE LEGACY STOCK OPTION PLAN

        GENERAL NATURE AND PURPOSE. The Legacy Stock Option Plan was adopted (i) to further the growth, development and financial success of the Company by providing additional incentives to certain of its Directors, key employees and consultants by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success, and (ii) to enable the Company to retain the services of Directors, key employees and consultants considered essential to the long-range success of the Company, by providing and offering them the opportunity to become owners of capital stock of the Company. The Legacy Stock Option Plan provides for the grant to executive officers, other key employees, consultants and Directors of the Company of nonqualified stock options and incentive stock options. The principal features of the Legacy Stock Option Plan are summarized below, but the summary is qualified in its entirety by reference to the full text of the Legacy Stock Option Plan (including the amendment thereto), which is set forth as Exhibit A to this Proxy Statement.

        ADMINISTRATION. The Legacy Stock Option Plan is administered by the Compensation Committee of the Board of Directors. In addition to administering the Legacy Stock Option Plan, the Compensation Committee is also authorized to adopt, interpret, amend and rescind rules relating to the administration of the Legacy Stock Option Plan. Notwithstanding the foregoing, the full Board conducts the general administration of the Legacy Stock Option Plan with respect to options granted to Directors.

        ELIGIBILITY. Any employee or consultant selected by the Compensation Committee is eligible to receive options under the Legacy Stock Option Plan. The Compensation Committee, in its absolute discretion, will determine among the eligible participants the individuals to whom options are to be granted and the number of shares to be subject thereto and the terms and conditions thereof.

        GRANT OF OPTIONS. The Compensation Committee will from time to time, in its absolute discretion, determine the number of shares to be subject to options granted to selected employees and consultants, determine whether such options are to be incentive stock options or non-qualified stock options, and determine the terms and conditions of such options, consistent with the Legacy Stock Option Plan.

        During the term of the Legacy Stock Option Plan, a person who is initially elected to the Board automatically shall be granted an option to purchase shares of Common Stock on the date of each annual meeting of stockholders after such initial election at which such Director is re-elected to the Board in accordance with the formula set forth below in "Proposed Amendment to the Legacy Stock Option Plan."

        PURCHASE PRICE OF OPTIONED SHARES. The price per share of the shares subject to each option shall be set by the Compensation Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and in the case of incentive stock options and options intended to qualify as performance-based compensation the price shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted. In the case of incentive stock options granted to an individual then owning more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof, such price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted.

        TERMS OF OPTIONS. Options granted under the Legacy Stock Option Plan may not be exercised more than ten years after the date of grant, although the Compensation Committee may grant options having shorter terms. The term shall not exceed five years in the case of incentive stock options granted to an individual then owning more than 10% of the total combined voting power of all classes of stock of the Company. Except as limited by the Legacy Stock Option Plan or applicable law, the Compensation Committee may extend the term of any outstanding option in connection with any termination of employment or termination of consultancy of the optionee, or amend any other term or condition of such option relating to such a termination.

        EXERCISE OF OPTIONS. Upon the exercise of an option under the Legacy Stock Option Plan, the optionee must make full cash payment to the Secretary of the Company for the shares with respect to which the option, or portion thereof, is exercised. However, the Compensation Committee may in its discretion allow various forms of payment, which are described in detail in the Legacy Stock Option Plan.

        FEDERAL TAX CONSEQUENCES. The income tax consequences of the Legacy Stock Option Plan under current federal law are summarized below. The discussion is intended to provide only general information. Federal alternative minimum tax and employment tax consequences and State, local and foreign tax consequences are not discussed.

        There optionee will not recognize ordinary income by reason of the grant or exercise of an incentive stock option. If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the stock is transferred to the optionee upon exercise of the option, any gain or loss upon sale or other disposition of such stock will be capital gain or loss. The Company will not be entitled to a deduction if the optionee holds the stock for these holding periods. Generally, if the optionee sells or disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of sale or disposition, the optionee will recognize ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the aggregate exercise price, or (b) the optionee's actual gain, if any, on the sale or disposition. The optionee's additional gain, if any, upon the disqualifying disposition will be capital gain.

        To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company generally will be entitled (subject to the requirement of reasonableness, Code Section 162(m) and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        The optionee will not recognize ordinary income by reason of the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee will recognize ordinary income equal to the excess of the stock's fair market value on the date of exercise over the aggregate exercise price paid. Generally, with respect to employees, the Company is required to withhold taxes in an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Code Section 162(m) and the satisfaction of a tax-reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon sale or disposition of the stock, the optionee will recognize any gain or loss as capital gain or loss.

        Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain executive officers in a taxable year to the extent that compensation exceeds $1,000,000 for such an executive officer. Compensation attributable to stock options, alone or when combined with all other types of compensation received by such an executive officer from the Company, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with applicable Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: either (a) (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, (ii) the per-employee limitation is approved by the stockholders, (iii) the option is granted by a compensation committee comprised solely of "outside directors" (as defined in Section 162(m)) and (iv) the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (b) the option is granted by a compensation committee comprised solely of "outside directors" and is granted (or exercisable) only upon the achievement of an objective performance goal established by the compensation committee while the outcome is substantially uncertain and approved by the stockholders.

        The foregoing discussion is intended to be a general summary only of the federal income tax aspects of options granted under the Legacy Stock Option Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change.

        AMENDMENT OF THE LEGACY STOCK OPTION PLAN. The Legacy Stock Option Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Compensation Committee. However, without approval of the stockholders of the Company, the Legacy Stock Option Plan may not be amended to (i) increase the maximum number of shares issuable upon exercise of options granted under the Legacy Stock Option Plan and (ii) no action of the Board or the Compensation Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule.

        GRANTS IN 1998 AND 1999. Options to purchase 2,940,000 and 1,383,000 shares of Common Stock were granted under the Legacy Stock Option Plan during 1998 and 1999, respectively. See "Option Grants in 1999" table below for a list of the options granted to each of the Company's executive officers listed on the Summary Compensation Table.

        Under the Legacy Stock Option Plan, not more than 5,250,380 shares of Common Stock (or the equivalent in other equity securities) will be authorized for issuance upon the exercise of options. Furthermore, the maximum number of shares which may be subject to options granted under the Legacy Stock Option Plan to any individual in any calendar year may not exceed 525,000.

PROPOSED AMENDMENT TO THE LEGACY STOCK OPTION PLAN

        Under the current Legacy Stock Option Plan, a person who is initially elected to the Board automatically shall be granted an option to purchase 3,000 shares of Common Stock on the date of each annual meeting of stockholders after such initial election at which such Director is re-elected to the Board. The Board believes that increasing the number of shares available for issuance to Directors under the Legacy Stock Option Plan is necessary in order for the Company to attract, motivate and retain qualified Directors. Accordingly, the Board recommends an amendment to the current Legacy Stock Option Plan to increase the award of options to Directors according to the following formula:

        Each Director shall be granted an option to purchase ten thousand (10,000) shares of Common Stock on the date of the first annual meeting of stockholders at which such Director is re-elected to the Board. At each subsequent annual meeting of stockholders at which such Director is re-elected to the Board, such Director shall receive an option to purchase the number of shares of Common Stock granted to such Director in the prior year plus an additional one thousand (1,000) shares of Common Stock; provided that in no event shall any Director be entitled to receive an option to purchase more than twenty thousand (20,000) shares of Common Stock upon re-election in any given year. Notwithstanding the foregoing, each Director that is re-elected at the 2000 Annual Meeting of Stockholders shall receive an option to purchase ten thousand (10,000) shares of Common Stock.

NEW PLAN BENEFITS

        The following table sets forth the benefits under the Legacy Stock Option Plan in 2000 for (i) the current individual Directors who are officers of the Company and (ii) all current non-executive Directors as a group.

                            LEGACY STOCK OPTION PLAN

                                                                         NUMBER OF
                                                                      SHARES SUBJECT
                                                                         TO STOCK
                                                                        OPTIONS IN
          NAME AND POSITION                                               2000(1)
          ------------------                                          --------------
          Gary B. Sabin, Chairman of the Board,
           President and Chief Executive Officer...................        10,000
          Richard B. Muir, Director, Executive Vice
           President, Chief Operating Officer and Secretary........        10,000
          Kelly D. Burt, Director and Executive Vice
           President--Development .................................        10,000
          Non-Executive Director Group (5 non-employee
           Directors)..............................................        50,000

----------
(1) Amounts assume re-election of each of the nominees for Director at the Annual Meeting. As of April 10, 2000, the closing price of the Company's Common Stock as reported on the American Stock Exchange was $3.25.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD

        The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve and adopt the Legacy Stock Option Plan.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE LEGACY STOCK OPTION PLAN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Company's Common Stock as of April 10, 2000, by: (1) each Director and executive officer of the Company; (2) all executive officers and Directors of the Company as a group; and (3) all other stockholders known by the Company to be beneficial owners of more than five percent of its Common Stock or Series B Preferred Stock. Except as otherwise indicated, each individual named has a business address of 17140 Bernardo Center Drive, Suite 300, San Diego, California 92128, and has sole investment and voting power with respect to the securities shown.



                                                                         NUMBER OF SHARES
                                            NUMBER OF SHARES           OF SERIES B PREFERRED
                                            OF COMMON STOCK                   STOCK                       PERCENT
NAME                                       BENEFICIALLY OWNED (1)        BENEFICIALLY OWNED         BENEFICIALLY OWNED(2)
------------------------------------       ---------------------        ---------------------       ---------------------
Gary B. Sabin(3) ...................                   4,412,288                           --       11.8% of Common Stock
                                                                                                     7.5% of Voting Stock
Richard B. Muir ...................                    1,564,942                           --        4.2% of Common Stock
                                                                                                     2.7% of Voting Stock
Mark T. Burton .....................                   1,254,966                           --        3.4% of Common Stock
                                                                                                     2.2% of Voting Stock
Graham R. Bullick, Ph.D ............                   1,243,271                           --        3.4% of Common Stock
                                                                                                     2.1% of Voting Stock
S. Eric Ottesen ....................                   1,236,222                           --        3.3% of Common Stock
                                                                                                     2.1% of Voting Stock
Kelly D. Burt ......................                   1,144,316                           --        3.1% of Common Stock
                                                                                                     2.0% of Voting Stock
James Y. Nakagawa ..................                     127,353                           --                           *
John H. Wilmot(4) ..................                     113,310                           --                           *
Richard J. Nordlund(5) .............                      35,468                           --                           *
Robert S. Talbott(6) ...............                      20,000                           --                           *
Robert E. Parsons, Jr.(7) ..........                      15,123                           --                           *
Jack McGrory .......................                          --                           --                           *
All executive officers and Directors
as a group (12 persons) ............                  11,167,259                           --       28.7% of Common Stock
                                                                                                    18.6% of Voting Stock
Fidelity Management Company(8) .....                   2,715,790                           --        7.4% of Common Stock
                                                                                                     4.6% of Voting Stock
Longleaf Partners Realty Fund(9) ...                   2,280,000                   14,600,000        6.2% of Common Stock
                                                                                                    29.0% of Voting Stock
BancBoston Capital Inc.(10) ........                          --                    2,681,000        0.0% of Common Stock
                                                                                                     4.6% of Voting Stock
The Northwestern Mutual Life .......                          --                    2,000,000        0.0% of Common Stock
Insurance Company(11) ..............                                                                 3.4% of Voting Stock
Allstate Insurance Company(12) .....                          --                    2,000,000        0.0% of Common Stock
                                                                                                     3.4% of Voting Stock


----------

*    Less than 1%.

(1) Includes the following shares issuable upon the exercise of outstanding stock options that are exercisable within 60 days of April 10, 2000 ("Option Shares"): Mr. Sabin - 526,333 Option Shares; Mr. Muir - 471,333 Option Shares; Mr. Burton - 236,666 Option Shares; Mr. Bullick - 236,666 Option Shares; Mr. Ottesen - 233,666 Option Shares; Mr. Burt - 254,666 Option Shares; Mr. Nakagawa - 101,333 Option Shares; Mr. Wilmot - 3,000 Option Shares; Mr. Nordlund - 3,000 Option Shares; Mr. Talbott - 3,000 Option Shares;

     Mr. Parsons - 3,000 Option Shares; and all executive officers and Directors as a group (12 persons) - 2,071,663 Option Shares.

(2) Percentages are based on 36,838,102 shares of Common Stock and 21,281,000 shares of Series B Preferred Stock outstanding as of April 10, 2000 plus, for each person, the shares that would be issued assuming that such person exercises all options he holds that are exercisable within 60 days of April 10, 2000.

(3) Includes shares of Common Stock held by EIC, of which Gary Sabin is the controlling stockholder.

(4) Mr. Wilmot's business address is 7201 E. Camelback Rd., #222, Phoenix, Arizona 85018.

(5) Mr. Nordlund's business address is 615 Hot Springs Road, Santa Barbara, California 93108.

(6) Mr. Talbott's business address is 2607 Kingston Pike, Knoxville, Tennessee 37919.

(7) Mr. Parson's business address is Host Marriott Corporation, 10400 Fernwood Road, Bethesda, MD 20058.

(8) Fidelity is a group of funds of which no single fund owns more than 5.0% of the Common Stock. Fidelity's business address is 82 Devonshire Street, Boston, Massachusetts 02109.

(9) Longleaf Partners Realty Fund's business address is c/o Southeastern Asset Management, Inc., 6410 Poplar Avenue, 9th Floor, Memphis, Tennessee 38119.

(10) BancBoston Capital Inc.'s business address is 100 Federal Street, Boston, Massachusetts 02110.

(11) The Northwestern Mutual Life Insurance Company's business address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(12) Allstate Insurance Company's business address is Allstate Plaza, 3075 Sanders Road, Suite G5B, Northbrook, Illinois 60062.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

        Set forth below are the names, positions and ages of the executive officers and other key employees of the Company:

NAME                                                           AGE                     POSITION
----                                                           ---                     --------
 Gary B. Sabin..........................................        46    Chairman, President and Chief Executive Officer
 Richard B. Muir........................................        44    Director, Executive Vice President, Chief Operating Officer
                                                                      and Secretary
 Kelly D. Burt..........................................        42    Director and Executive Vice President--Development
 Graham R. Bullick, Ph.D................................        49    Senior Vice President--Capital Markets
 Mark T. Burton.........................................        39    Senior Vice President--Acquisitions
 S. Eric Ottesen........................................        44    Senior Vice President, General Counsel and Assistant Secretary
 James Y. Nakagawa......................................        34    Chief Financial Officer
 Emmett R. Albergotti...................................        57    Senior Vice President--Retail Development
 William J. Hamilton....................................        42    Senior Vice President--Self Storage
 William J. Stone.......................................        56    Senior Vice President--Retail Development
 John A. Visconsi.......................................        55    Senior Vice President--Leasing/Asset Management
 Susan M. Wilson........................................        42    Senior Vice President--Office/Industrial/Hospitality


        GARY B. SABIN has served as Chairman of the Board of Directors, President and Chief Executive Officer since the Company's formation. Mr. Sabin also has served as President and Chief Executive Officer and a Director of Enterprises since November 1999. For a more detailed discussion of Mr. Sabin's business experience, see "Election of Directors--Information Regarding Directors."

        RICHARD B. MUIR has served as Director, Executive Vice President and Secretary since the Company's formation. Mr. Muir has served as the Company's Chief Operating Officer since November 1999. Mr. Muir also has served as Executive Vice President, Chief Operating Officer, and a Director of Enterprises since November 1999. For a more detailed discussion of Mr. Muir's business experience, see "Election of Directors--Information Regarding Directors."

        KELLY D. BURT has served as the Company's Director and Executive Vice President--Development since May 1998 and in the same position with Enterprises since November 1999. For a more detailed discussion of Mr. Burt's business experience, see "Election of Directors--Information Regarding Directors."

        GRAHAM R. BULLICK, PH.D. has served as the Company's Senior Vice President--Capital Markets since the Company's formation and in the same position with Enterprises since November 1999. Mr. Bullick served as Senior Vice President--Capital Markets of Excel Realty Trust and then New Plan Excel from January 1991 to April 1999. Previously, Mr. Bullick was associated with Excel Realty Trust as a Director from 1991 to 1992. From 1985 to 1991, Mr. Bullick served as Vice President and Chief

Operations Officer for a real estate investment firm, where his responsibilities included acquisition and financing of investment real estate projects.

        MARK T. BURTON has served as the Company's Senior Vice President--Acquisitions since the Company's formation and in the same position with Enterprises since November 1999. Mr. Burton served as Senior Vice President--Acquisitions with Excel Realty Trust and then New Plan Excel from October 1995 to April 1999. He also served as a Vice President of Excel Realty Trust from January 1989 to October 1995. Mr. Burton was associated with Excel Realty Trust and its affiliates beginning in 1983, primarily in the evaluation and selection of property acquisitions.

        S. ERIC OTTESEN has served as Senior Vice President, General Counsel and Assistant Secretary since the Company's formation. Mr. Ottesen also has served as Senior Vice President, General Counsel and Secretary of Enterprises since November 1999. Mr. Ottesen served as Senior Vice President--Legal Affairs and Secretary of New Plan Excel from September 1998 to April 1999. Mr. Ottesen served as Senior Vice President, General Counsel and Assistant Secretary of Excel Realty Trust from September 1996 to September 1998. From 1987 to 1995, Mr. Ottesen was a senior partner in a San Diego law firm.

        JAMES Y. NAKAGAWA has served as the Company's Chief Financial Officer since October 1998. Mr. Nakagawa also has served as Chief Financial Officer and Treasurer of Enterprises since November 1999. From March 1998 to October 1998, Mr. Nakagawa served as Controller of the Company. Mr. Nakagawa served as Controller of Excel Realty Trust and then New Plan Excel from September 1994 to April 1999. Prior to joining New Plan Excel, Mr. Nakagawa was a manager at Coopers & Lybrand LLP. Mr. Nakagawa is a certified public accountant.

        EMMETT R. ALBERGOTTI has served the Company as a Senior Vice President--Retail Development since August 1998 and in the same position with Enterprises since November 1999. From 1993 to August 1998, Mr. Albergotti served as Senior Vice President of AMC Realty, Inc., the real estate arm of AMC Entertainment, Inc., for which he oversaw the acquisition and development of new theater locations throughout the western United States.

        WILLIAM J. HAMILTON has served as the Company's Senior Vice President--Self Storage since November 1999 and in the same position with Enterprises since November 1999. From August 1996 to September 1999, Mr. Hamilton served as Vice President--Self Storage of Enterprises. Mr. Hamilton has also served as the President of Price Self Storage, a subsidiary of Enterprises that owns self storage unit facilities, since its inception in August 1996. From August 1995 to July 1996, Mr. Hamilton served as an Executive Vice President of Price Quest, a subsidiary of Enterprises that had various retailing divisions. From November 1994 to August 1995, he was a Vice President of Enterprises. From October 1993 to November 1994, Mr. Hamilton was a Vice President of PriceCostco.

        WILLIAM J. STONE has served as a Senior Vice President--Retail Development of the Company and Enterprises since December 1999. From November 1994 to December 1999 Mr. Stone served as the Executive Vice President of DDR/OliverMcMillan, where he oversaw the development of urban retail/entertainment redevelopment projects. Prior to joining DDR/OliverMcMillan and since 1975, Mr. Stone was an executive with several nationally recognized firms in the regional shopping center industry, most recently with Hahn Trizec, Inc.

        JOHN A. VISCONSI has served as the Company's Senior Vice President--Leasing/Asset Management since May 1999 and in the same position with Enterprises since November 1999. Mr. Visconsi served as Vice President--Leasing with Excel Realty Trust and then New Plan Excel from January 1995 to April 1999. He also served as Senior Vice President of Enterprises from January 1994 to March 1995. From 1981 to 1994, Mr. Visconsi was Director of Leasing and Land Development of Hahn Trizec, Inc.

        SUSAN M. WILSON has served as Senior Vice
President--Office/Industrial/Hospitality since December 1999. Ms. Wilson also has served as Senior Vice President--Mixed Use/Development of Enterprises since December 1999. Ms. Wilson joined the Company in May 1998. From May 1992 to May 1998, Ms. Wilson owned and operated her own real estate development and property management firm specializing in office, industrial and multi-family projects.

EXECUTIVE COMPENSATION

        The following table sets forth certain summary information concerning compensation paid by the Company to or on behalf of the Company's Chief Executive Officer and each of the Company's other five most highly compensated executive officers. The Company elected to change its fiscal year-end date from July 31 to December 31 in 1998 and, accordingly, executive compensation is reported below for (i) the fiscal year ended December 31, 1999, (ii) the transition period consisting of the five months ended December 31, 1998 and
(iii) the period from March 31, 1998 through the remainder of the fiscal year ended July 31, 1998.

                           SUMMARY COMPENSATION TABLE


                                                                                                 LONG-TERM
                                                                                                COMPENSATION
                                                                                                   AWARDS
                                                                      FISCAL YEAR                NUMBER OF
                                                                      COMPENSATION               SECURITIES
                                                FISCAL         --------------------------        UNDERLYING      ALL OTHER
NAME                                             YEAR           SALARY             BONUS           OPTIONS     COMPENSATION(1)
---------------------------------------       ----------       --------          --------          --------       --------
Gary B. Sabin .........................             1999       $249,574(2)       $125,000(3)        243,000       $  3,633
  Chairman, President .................       Transition         76,295(4)             --                --             --
  and Chief Executive Officer .........             1998         27,533(4)             --           800,000             --
Richard B. Muir .......................             1999        164,840(5)        100,000(3)        171,000          5,628
  Executive Vice President, ...........       Transition         46,498(4)             --                --             --
  Chief Operating Officer and Secretary             1998         17,700(4)             --           800,000             --
Graham R. Bullick, Ph.D ...............             1999        117,138(6)         75,000(3)        120,000          3,633
  Senior Vice President-- .............       Transition         25,632(4)             --                --             --
  Capital Markets .....................             1998         11,013(4)             --           300,000             --
S. Eric Ottesen .......................             1999        117,138(6)         75,000(3)        120,000          3,633
  Senior Vice President, General ......       Transition         25,632(4)             --                --             --
  Counsel and Assistant Secretary .....             1998         11,013(4)             --           300,000             --
Mark T. Burton ........................             1999        117,138(6)         75,000(3)        120,000          3,633
  Senior Vice President--Acquisitions .       Transition         25,632(4)             --                --             --
                                                    1998         11,013(4)             --           300,000             --
Kelly D. Burt .........................             1999        150,000            35,000(7)        140,000         14,677
  Executive Vice President--Development       Transition         62,500            25,000                --          8,448
                                                    1998         50,000                --           300,000          2,500


----------

(1) All other compensation consists of medical and dental benefits, life insurance, and the Company's matching 401(k) contributions and, in the case of Mr. Burt, a car allowance.

(2) Since May 1, 1999, Mr. Sabin has been paid his annual salary by the Company pursuant to Mr. Sabin's employment agreement with the Company under which Mr. Sabin receives an annual base salary of $300,000. Mr. Sabin received $200,000 in 1999 under his employment agreement in the form of payment of a portion of Mr. Sabin's debt to the Company, which was incurred for the purchase of Common Stock. The remaining $49,574 was paid by the Company to New Plan Excel under an Administrative Services Agreement between New Plan Excel and the Company. The Administrative Services Agreement provided that New Plan Excel would provide management and administrative services to the Company including the ability to use the services of New Plan Excel's employees in connection with the Company's business. In exchange for those services, the Company was required to pay New Plan Excel on a monthly basis the sum of (i) the product of 115.0% of the sum of (A) two-thirds of the aggregate amount of all wages and salaries paid during the month to New Plan Excel employees (excluding senior executives) who spent more than 50.0% of their working time performing services for the Company and were designated in writing as "Legacy Individuals" for purposes of the Administrative Services Agreement, and (B) one-third of the aggregate amount of all wages and salaries paid during the month to New Plan Excel employees (excluding senior executives) who were not designated as Legacy Individuals and (ii) 23.0% of the sum of all current monthly salaries and one-twelfth of the most recent annual bonuses for the senior executives of New Plan Excel. The Administrative Services Agreement was terminated on April 22, 1999.

(3) The bonuses were paid in the form of payment of a portion of each individual's debt to the Company, which was incurred for the purchase of Common Stock.

(4) These amounts were paid to New Plan Excel by the Company under the Administrative Services Agreement.

(5) Since May 1, 1999, Mr. Muir has been paid his annual salary by the Company pursuant to Mr. Muir's employment agreement with the Company under which Mr. Muir receives an annual base salary of $200,000. Mr. Muir received $133,333 in 1999 under his employment agreement and directed the Company to apply the salary he received to reduce a portion of his debt to the Company, which was incurred for the purchase of Common Stock. The remaining $31,507 was paid by the Company to New Plan Excel under the Administrative Services Agreement.

(6) Since May 1, 1999, Messrs. Bullick, Ottesen and Burton have been paid their annual salary by the Company pursuant to their employment agreements with the Company, under which each receives an annual base salary of $150,000. Messrs. Bullick, Ottesen and Burton each received $100,000 in 1999 under their employment agreements in the form of payment of a portion of their debts to the Company, which were incurred for the purchase of Common Stock. The remaining $17,138 was paid by the Company to New Plan Excel under the Administrative Services Agreement.

(7)  Mr. Burt's bonus for 1999 was paid in the form of Common Stock.

        The following table sets forth certain summary information concerning individual grants of stock options made during 1999 to each of the Company's executive officers named in the Summary Compensation Table.

                              OPTION GRANTS IN 1999

                                                                                                    POTENTIAL REALIZABLE
                                                    INDIVIDUAL GRANTS                                  VALUE AT ASSUMED
                              --------------------------------------------------------------           ANNUAL RATES OF
                               NUMBER OF        % OF TOTAL                                               STOCK PRICE
                              SECURITIES          OPTIONS                                              APPRECIATION FOR
                               UNDERLYING        GRANTED TO      EXERCISE OR                            OPTION TERM(1)
                                OPTIONS         EMPLOYEES IN      BASE PRICE      EXPIRATION      --------------------------
NAME                            GRANTED             1999          PER SHARE          DATE             5%              10%
------------------------      ----------         ----------       ----------      ----------      ----------      ----------
Gary B. Sabin                   240,0000               17.5%      $    5.125        05/19/09      $  773,540      $1,960,303
                                   3,000(2)             0.2            3.625        01/28/09           6,839          17,332
Richard B. Muir                  168,000               12.2            5.125        05/19/09         541,478       1,372,212
                                   3,000(2)             0.2            3.625        01/28/09           6,839          17,332
Graham R. Bullick, Ph.D          120,000                8.8            5.125        05/19/09         386,770         980,152
S. Eric Ottesen                  120,000                8.8            5.125        05/19/09         386,770         980,152
Mark T. Burton                   120,000                8.8            5.125        05/19/09         386,770         980,152
Kelly D. Burt                    140,000               10.2            5.125        05/19/99         451,232       1,143,510

----------
(1) These amounts represent assumed rates of appreciation in the price of the Common Stock during the terms of the options in accordance with rates specified in applicable federal securities regulations. Actual gains, if any, on stock option exercises will depend on the future price of the Common Stock and overall stock market conditions. There is no representation that the rates of appreciation reflected in this table will be achieved.

(2) Mr. Sabin and Mr. Muir each received an option to purchase 3,000 shares in his capacity as a Director.

        The following table sets forth certain information concerning exercises of stock options by each of the Company's executive officers named in the Summary Compensation Table during 1999, and the number of options and value of unexercised options held by each such person on December 31, 1999.

                       AGGREGATED OPTION EXERCISES IN 1999
                        AND FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                               NUMBER OF                     UNDERLYING UNEXERCISED             IN-THE-MONEY
                                SHARES                        OPTIONS AT YEAR-END          OPTIONS AT YEAR-END(1)
                               ACQUIRED        VALUE      -----------------------------  --------------------------
NAME                         ON EXERCISE     REALIZED     EXERCISABLE     UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------------      -----------     --------     -----------     -------------  -----------  -------------
Gary B. Sabin                       --             --       303,000          740,000           --             --
Richard B. Muir                     --             --       261,000          710,000           --             --
Graham R. Bullick, Ph.D             --             --       130,000          290,000           --             --
S. Eric Ottesen                     --             --       130,000          290,000           --             --
Mark T. Burton                      --             --       130,000          290,000           --             --
Kelly D. Burt                       --             -        150,000          290,000           --             --


----------
(1) The dollar values have been calculated by determining the difference between the fair market value of the securities underlying the options and the closing price of the Company's Common Stock on December 31, 1999.

EMPLOYMENT AGREEMENTS

        The Company entered into employment agreements with each of the officers listed below. Each agreement has a term of 43 months commencing May 1, 1999. On January 1, 2004, and on each anniversary date thereafter, the employment period shall automatically be extended for one additional year unless either party gives written notice at least six months before such anniversary. Each agreement provides for an annual base salary as set forth in the table below and a maximum bonus of up to 100% of the officer's annual base salary based upon, among other things, the performance of the Company. Under each agreement, the officer is eligible to participate in the Legacy Stock Option Plan. Each agreement provides that in the event the officer's employment is terminated by the Company without "Cause" or by the officer for "Good Reason," including, without limitation, a "Change of Control" (as such terms are defined in each agreement), the officer is entitled to a payment of 200% of his annual base salary and 200% of the average total additional compensation for the two preceding fiscal years of the Company.

        The following table provides the name, position and annual base salary of each of the executive officers named in the Summary Compensation Table who has entered into an employment agreement with the Company:

       NAME                           POSITION                                 ANNUAL BASE SALARY
       ----                           --------                                 ------------------
       Gary B. Sabin................  Chief Executive Officer                       $300,000
       Richard. B. Muir.............  Executive Vice President and                  $200,000
                                      Chief Operating Officer
       Graham R. Bullick, Ph.D......  Senior Vice President--Capital                $150,000
                                      Markets
       S. Eric Ottesen..............  Senior Vice President and General             $150,000
                                      Counsel
       Mark T. Burton...............  Senior Vice                                   $150,000
                                      President--Acquisitions

        The Company entered into an employment agreement with Mr. Burt. The agreement has a term of 36 months commencing May 1, 1998. At the end of such term, and on each anniversary date thereafter, the employment period shall automatically be extended for one additional year unless either party gives notice at least six months before such anniversary. The agreement provides for an annual base salary of $150,000 and a maximum bonus of up to 100% of his annual base salary based upon, among other things, the performance of the Company. The agreement also provided for the issuance to Mr. Burt in April 1998 of options to purchase 300,000 shares of Common Stock, half of which have an exercise price of $5.00 per share and half of which have an exercise price of $10.00 per share. In the event the Company terminates Mr. Burt without cause, Mr. Burt shall receive a severance payment in an amount equal to 150% of his highest compensation paid under the agreement during any employment year, or if greater, the amount he would have received had he been employed for the entire 36 month term of the agreement.

COMPENSATION PLANS

        LEGACY STOCK OPTION PLAN. The Legacy Stock Option Plan was adopted (i) to further the growth, development and financial success of the Company by providing additional incentives to certain of its Directors, key employees and consultants by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success, and (ii) to enable the Company to retain the services of Directors, key employees and consultants considered essential to the long-range success of the Company, by providing and offering them the opportunity to become owners of capital stock of the Company. The Legacy Stock Option Plan provides for the grant to executive officers, other key employees, consultants and Directors of the Company of nonqualified stock options and incentive stock options.

        In 1999, the Company issued options to acquire an aggregate of 1,383,000 shares of Common Stock to its officers, other employees and Directors under the Legacy Stock Option Plan. Of such shares, 21,000 are immediately exercisable and have an exercise price of $3.6875; 10,000 will become exercisable in three equal annual installments commencing on the first anniversary date of the grant and have an exercise price of $4.625; 640,000 are immediately exercisable and have an exercise price of $5.125; 488,000 will become exercisable in three equal annual installments commencing on the first anniversary of the date of grant and have an exercise price of $5.125; 100,000 will become exercisable in five equal annual installments commencing on the first anniversary of the date of grant and have an exercise price of $4.3125; 50,000 will become exercisable in five equal annual installments commencing on the first anniversary of the date of grant and have an exercise price of $3.75; 5,000 will become exercisable in three equal annual installments commencing on the first anniversary of the date of grant and have an exercise price of $4.625; 48,000 will become exercisable in three equal annual installments commencing on the first anniversary of the date of grant and have an exercise price of $4.63; and 21,000 are immediately exercisable and have an exercise price of $2.92.

        For additional information regarding the Legacy Stock Option Plan, see "Proposal 2: Approval of the Legacy Stock Option Plan."

        401(k) RETIREMENT PLAN AND TRUST. The Company has established a tax-qualified employee savings and retirement plan (the "401(k) Plan") effective January 1998 covering all employees who were employed on August 31, 1998 or who have been employed by the Company for at least six months and who are at least 21 years of age. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to the maximum amount determined by the Federal Government each year and have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan permits, but does not require, additional cash contributions to the 401(k) Plan by the Company. The trustee under the 401(k) Plan invests the assets of the 401(k) Plan in designated investment options. The 401(k) Plan is intended to qualify under
Section 401 of the Internal Revenue Code so that contributions to the 401(k) Plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan, and so that contributions by the Company are deductible by the Company when made for income tax purposes.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 1999, the Compensation Committee was comprised of Messrs. Nordlund, Talbott and Wilmot. No interlocking relationship exists between any member of the Compensation Committee and any member of any other company's board of directors or compensation committee.

                          COMPENSATION COMMITTEE REPORT

        Set forth below in full is the Report of the Compensation Committee regarding the compensation paid by the Company to its executive officers during 1999:

        The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include enhancing stockholder value, maximizing financial performance, preserving a strong financial posture, increasing the Company's assets and positioning its assets and business in geographic markets offering long-term growth opportunities. The accomplishment of these objectives is measured against the conditions characterizing the industry within which the Company operates.

COMPONENTS OF EXECUTIVE COMPENSATION

        BASE SALARY is established by the Compensation Committee based on an executive's job responsibilities, level of experience, individual performance and contribution to the business, with reference to the competitive marketplace for executive officers at certain other similar companies. The Compensation Committee believes that the base salaries paid to executive officers of the Company are at competitive levels relative to the various markets from which the Company attracts its executive talent.

        ANNUAL CASH INCENTIVE BONUS is established by the Committee at the end of the fiscal year and is based on the Company's performance, individual performance, and compensation surveys. Bonuses awarded in prior years are also taken into consideration. Those executive officers of the Company with employment agreements may receive up to 100% of their base salary in the form of a bonus.

        LONG-TERM INCENTIVES include awards of stock options. The objective for the awards is to align closely executive interests with the longer term interests of stockholders. These awards, which are at risk and dependent on the creation of incremental stockholder value or the attainment of cumulative financial targets over several years, represent a portion of the total compensation opportunity provided for the executive officers. Award sizes are based on individual performance, level of responsibility, the individual's potential to make significant contributions to the Company, and award levels at other similar companies.

        ANNUAL STOCK GRANTS include annual stock grants of Common Stock to employees based on contributions to the Company and individual job performance.

COMPENSATION FOR THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

        During 1999, the Chief Executive Officer, Mr. Gary B. Sabin, received a base salary of $249,574 and a bonus of $125,000 in the form of payment of a portion of his debt to the Company. With respect to long-term incentives, during 1999, Mr. Sabin was awarded options to purchase 240,000 shares of Common Stock of the Company in his capacity as Chief Executive Officer. Of such shares, 140,000 are immediately exercisable and the remaining 100,000 will vest in three equal installments commencing on the first anniversary of the date of grant. The options granted to Mr. Sabin in 1999 have an exercise price of $5.125 per share. The Compensation Committee reviewed the Company's actual performance in 1999 and determined that most of the Company's goals and objectives were accomplished and, in some instances, exceeded. Mr. Sabin's bonus and his award of stock options took into consideration his performance and contribution to achieving the Company's objectives in 1999.

TAX CONSIDERATIONS

        Section 162(m) of the Internal Revenue Code generally limits the tax deductions a public corporation may take for compensation paid to its Chief Executive Officer and its other four most highly compensated executive officers to $1 million per executive per year. The Company does not presently anticipate any such executive officers to exceed the non-performance based compensation threshold of Section 162(m) of the Internal Revenue Code. The Committee intends to evaluate the Company's executive compensation policies and benefit plans during the coming year to determine whether any actions to maintain the tax deductibility of executive compensation are in the best interest of the Company's stockholders.

        The foregoing report has been furnished by the Compensation Committee.

                                                      Richard J. Nordlund
                                                      Robert S. Talbott
                                                      John H. Wilmot
                                                      April 10, 2000

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

BUSINESS RELATIONSHIPS

        HASSAYAMPA, LLC. During 1999, the Company maintained a business relationship with Hassayampa, LLC, of which John Wilmot, a Director of the Company, owned in excess of a ten percent equity interest. Hassayampa, LLC provided consulting services to the Company related to the Canals project in Scottsdale, Arizona and to the leasing up of the Scottsdale City Centre. The Company paid Hassayampa, LLC a total of $303,607.26 in 1999 for work it performed for the Company.

        HOLROB INVESTMENTS, LLC. During 1999, the Company became co-guarantor of Holrob Investments, LLC on a $500,000 line of credit with First Tennessee Bank obtained by Holrob Investments, LLC. Mr. Talbott, a Director of the Company, owns Holrob Investments, LLC. The line of credit expires in November 2000.

INDEBTEDNESS OF MANAGEMENT

        In 1998, the Company loaned to certain officers, in connection with their purchase of Company Common Stock, approximately 50% of the purchase price therefor (an aggregate amount of $10.9 million). Such loans bear interest at the rate of 7.0% per annum, mature in 2003 and are full recourse obligations. The following table lists the largest aggregate amount outstanding during 1999 and the aggregate amount outstanding as of April 10, 2000 for the loans to the officers identified therein.

                                                                                        AGGREGATE AMOUNT
                                                         LARGEST AGGREGATE AMOUNT       OUTSTANDING AS OF
      NAME AND POSITION                                   OUTSTANDING DURING 1999         APRIL 10, 2000
      -----------------                                   -----------------------         --------------
Gary B. Sabin
   Chairman, President                                         $4,005,690                       $3,721,110
   and Chief Executive Officer
Richard B. Muir
   Executive Vice President,                                    1,327,782                        1,097,605
   Chief Operating Officer and Secretary
Graham R. Bullick, Ph.D.
   Senior Vice President--                                      1,331,306                        1,164,228
   Capital Markets
S. Eric Ottesen
   Senior Vice President, General                               1,331,306                        1,164,228
   Counsel and Assistant Secretary
Mark T. Burton
   Senior Vice President--Acquisitions                          1,331,306                        1,164,228

                                PERFORMANCE GRAPH

        The following performance graph compares the performance of the Company's Common Stock to the S&P 500 Index and to an index average of the Company's peer group, composed of comparable publicly-traded companies in the real estate business, in each case for the period commencing March 31, 1998 through December 31, 1999. Such peer group includes: Crescent Operating, Inc., Forest City Enterprises, Inc. and Wellsford Real Properties, Inc. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at March 31, 1998 and that all dividends were reinvested. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS
                             PERFORMANCE REPORT FOR
                            EXCEL LEGACY CORPORATION




                    31-Mar-98    31-Dec-1998    31-Dec-1999
                    ---------    -----------    -----------
Peer Group              100           64.6           57.3
S & P 500               100          111.6          133.4
Excel Legacy            100           82.1           67.9


                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

        The Company's financial statements for 1999 have been examined by PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP are expected to be available at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so. The Company will select independent accountants for the current year sometime after the Annual Meeting.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Directors, executive officers and beneficial owners of ten percent or more of the Common Stock ("Reporting Persons") are required to report to the Securities and Exchange Commission (the "SEC") on a timely basis the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of the Common Stock. Regulations promulgated by the SEC require the Company to disclose in this Proxy Statement any reporting violations in 1999 that came to the Company's attention based on a review of the applicable filings required by the SEC to report such status as an officer or Director or such changes in beneficial ownership as submitted to the Company. Based solely on its review of such forms received by it, the Company believes that all filing requirements applicable to its executive officers, Directors and beneficial owners of more than ten percent of the Common Stock were complied with during 1999.

                                 OTHER BUSINESS

        No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters should properly come before the Annual Meeting, however, the persons named in the accompanying proxy will vote all proxies in accordance with their best judgment.

                          ANNUAL REPORT TO STOCKHOLDERS

        The Annual Report of the Company for 1999 is provided with this Proxy Statement to the stockholders of record as of April 10, 2000. Upon request, the Company will furnish the Annual Report to any stockholder.

                              STOCKHOLDER PROPOSALS

        Any proposal to be considered for inclusion in the Company's proxy statement for the next annual meeting of stockholders must be received at the Company's principal executive offices not later than December 31, 2000 to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. In addition, pursuant to a rule of the SEC, if the Company has not received notice by March 14, 2001 of any matter a stockholder intends to propose for a vote at the next annual meeting of stockholders, then a proxy solicited by the Board may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

                                    By Order of the Board of Directors,

                                    /s/ GARY B. SABIN
                                    -----------------------------------
                                    Gary B. Sabin, Chairman of the
                                    Board, President and Chief Executive Officer

San Diego, California
April 28, 2000

                           THE 1998 STOCK OPTION PLAN
                                       OF
                            EXCEL LEGACY CORPORATION
                            (as Amended and Restated)

        Excel Legacy Corporation, a Delaware corporation, has adopted The 1998 Stock Option Plan of Excel Legacy Corporation, as amended and restated (this "Plan"), for the benefit of its eligible employees, consultants and directors.

        The purposes of this Plan are as follows:

        (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock which recognizes such growth, development and financial success.

        (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                   DEFINITIONS

        1.1 General. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

        1.2 Award Limit. "Award Limit" shall mean 525,000 shares of Common Stock, as adjusted pursuant to Section 7.3.

        1.3 Board. "Board" shall mean the Board of Directors of the Company.

        1.4 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

        1.5 Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 6.1.

        1.6 Common Stock. "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

        1.7 Company. "Company" shall mean Excel Legacy Corporation, a Delaware corporation.

        1.8 Corporate Transaction. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

              (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

              (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

              (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

        1.9 Director. "Director" shall mean a member of the Board.

        1.10 Distribution. "Distribution" shall mean the distribution of Common Stock to the stockholders of Excel Realty Trust, Inc.

        1.11 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

        1.12 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        1.13 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the closing price of a share of Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Directors) acting in good faith.

        1.14 Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

        1.15 Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

        1.16 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

        1.17 Option. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

        1.18 Optionee. "Optionee" shall mean an Employee, consultant or Director granted an Option under this Plan.

        1.19 Plan. "Plan" shall mean The 1998 Stock Option Plan of Excel Legacy Corporation, as amended and restated.

        1.20 QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

        1.21 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

        1.22 Section 162(m) Participant. "Section 162(m) Participant" shall mean any key Employee designated by the Committee as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

        1.23 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        1.24 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of an Optionee as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

        1.25 Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is a Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Directors.

        1.26 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that with respect to Incentive Stock Options, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II.
                             SHARES SUBJECT TO PLAN

        2.1 Shares Subject to Plan.

              (a) The shares of stock subject to Options shall be Common Stock. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed 5,250,380. The shares of Common Stock issuable upon exercise of such Options may be either previously authorized but unissued shares or treasury shares.

              (b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

        2.2 Add-Back of Options. If any Option to acquire shares of Common Stock under this Plan expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to Section 7.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option under this Plan, in payment of the exercise price thereof, may again be optioned hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF OPTIONS

        3.1 Eligibility. Any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

        3.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

        3.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

        3.4 Granting of Options

              (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

                     (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Options under this Plan) such of them as in its opinion should be granted Options;

                     (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

                     (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                     (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code.

              (b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Chief Executive Officer of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

              (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

              (d) During the term of this Plan, each Director shall be granted an Option to purchase ten thousand (10,000) shares of Common Stock on the date of the first annual meeting of stockholders at which such Director is re-elected to the Board. At each subsequent annual meeting of stockholders at which a Director is re-elected to the Board, such Director shall receive an Option to purchase the number of shares of Common Stock granted to such Director in the prior year plus an additional one thousand (1,000) shares of Common Stock; provided that in no event shall any Director be entitled to receive an Option to purchase more the twenty thousand (20,000) shares of Common Stock upon re-election in any given year. Notwithstanding the foregoing, each Director who is re-elected at the 2000 Annual Meeting of Stockholders shall receive an option to purchase 10,000 shares of Common Stock.

                                   ARTICLE IV.

                                TERMS OF OPTIONS

        4.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

        4.2 Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); (iii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and (iv) in the case of Options granted to Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; provided, however, that the price of each share subject to each Option granted to Directors on the date of the Distribution shall equal the average of the trading price for the Common Stock for the twenty days commencing on the sixth day after the effective date of the Distribution.

        4.3 Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that, (i) in the case of Options granted to Directors, the term shall be ten (10) years from the date the Option is granted, without variation or acceleration hereunder, but subject to Section 5.6, and
(ii) in the case of Incentive Stock Options, the term shall not be more than ten
(10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

        4.4 Option Vesting.

              (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and provided further, that Options granted to Directors shall become exercisable in cumulative annual installments of 20% on each of the first, second, third, fourth and fifth anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Section 7.3(b). At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to a Director) vests.

              (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

              (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

        4.5 Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as a Director of, as applicable) the Company or any Subsidiary for a period of at least six months (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted (or, in the case of a Director, until the next annual meeting of stockholders of the Company). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V.

                               EXERCISE OF OPTIONS

        5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

        5.2 Manner Of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

              (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

              (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

              (c) In the event that the Option shall be exercised pursuant to
Section 7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

              (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii),
(iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

        5.3 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions, any of which may be waived by the Company, in its discretion:

              (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

              (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

              (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Directors) shall, in its absolute, discretion determine to be necessary or advisable;

              (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Directors) may establish from time to time for reasons of administrative convenience; and

              (e) Subject to Section 5.2(d), the receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

        5.4 Rights As Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

        5.5 Ownership and Transfer Restrictions. The Committee (or Board, in the case of Options granted to Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

        5.6 Limitations on Exercise of Options Granted to Directors. No Option granted to a Director may be exercised to any extent by anyone after the first to occur of the following events:

              (a) the expiration of twelve (12) months from the date of the Optionee's death;

              (b) the expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

              (c) the expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period; or

              (d) The expiration of ten years from the date the Option was granted.

                                   ARTICLE VI.

                                 ADMINISTRATION

        6.1 Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

        6.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

        6.3 Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

        6.4 Compensation; Professional Assistance, Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                  ARTICLE VII.

                            MISCELLANEOUS PROVISIONS

        7.1 Not Transferable. Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such options have been exercised, or the shares underlying such options have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

              During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

        7.2 Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 7.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 7.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Furthermore, no modification of the Award Limit shall be effective prior to the approval of the Company's stockholders. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Options theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

              (a) The expiration of ten years from the date the Plan is adopted by the Board; or

              (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.4.

        7.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

              (a) Subject to Section 7.3(d), in the event that the Committee (or the Board, in the case of Options granted to Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee (or the Board, in the case of Options granted to Directors) shall, in such manner as it may deem equitable, adjust any or all of

                     (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan, (including, but not limited to, adjustments of the limitations in Section
2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                     (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

                     (iii) the grant or exercise price with respect to any Option.

              (b) Subject to Section 7.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 7.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                     (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option for an amount of cash equal to the positive difference, if any, between the amount that could have been obtained upon the exercise of such Option and the exercise price of such Option, or realization of the optionee's rights had such Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Committee (or the Board, in the case of Options granted to Directors) in its sole discretion;

                     (ii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option;

                     (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar Options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                     (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future.

              (c) Subject to Section 7.3(d) and 7.8, the Committee (or the Board, in the case of Options granted to Directors) may, in its discretion, include such further provisions and limitations in any Option as it may deem equitable and in the best interests of the Company.

              (d) With respect to Options which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under
Section 162(m)(4)(C), no adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option to fail to so qualify under Section 162(m)(4)(C), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Directors) determines that the option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option shall always be rounded to the next whole number.

        7.4 Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under this Plan shall thereupon be canceled and become null and void.

        7.5 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option. The Committee (or the Board, in the case of Options granted to Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

        7.6 Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

        7.7 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of an Option, or upon the receipt or resale of any Common Stock underlying such Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of such Option (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or

(b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

        7.8 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Option granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

        7.9 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

        7.10 Compliance With Laws. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        7.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

        7.12 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

PROXY                                                                      PROXY

                            EXCEL LEGACY CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 7, 2000

        The undersigned stockholder(s) of Excel Legacy Corporation (the "Company") hereby constitutes and appoints Gary B. Sabin and Richard B. Muir, and each of them, attorneys and proxies of the undersigned, each with power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 7, 2000, and at any adjournments or postponements thereof, according to the number of shares of capital stock of the Company which the undersigned may be entitled to vote, and with all powers which the undersigned would possess if personally present, as follows:

        THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, AND FOR APPROVAL OF THE LEGACY STOCK OPTION PLAN, AS DESCRIBED IN THE PROXY STATEMENT, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

                           (continued on reverse side)


--------------------------------------------------------------------------------

                           -- FOLD AND DETACH HERE --

                            EXCEL LEGACY CORPORATION

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.   [X]

1. Election of Directors:

                                                           For        Withheld    Abstain
                                                           ---        --------    -------
   Gary B. Sabin                                           [ ]          [ ]         [ ]
   Richard B. Muir                                         [ ]          [ ]         [ ]
   Kelly D. Burt                                           [ ]          [ ]         [ ]
   Jack McGrory                                            [ ]          [ ]         [ ]
   Richard J. Nordlund                                     [ ]          [ ]         [ ]
   Robert E. Parsons, Jr.                                  [ ]          [ ]         [ ]
   Robert S. Talbott                                       [ ]          [ ]         [ ]
   John H. Wilmot                                          [ ]          [ ]         [ ]

2. Approval of the Legacy Stock Option Plan
   described in the accompanying Proxy Statement.          [ ]          [ ]         [ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned revokes any prior proxy at such meeting and ratifies all that said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is hereby acknowledged.

                                       Dated: ___________, 2000


                                       ------------------------------------
                                       (Signature(s) of stockholders)

                                       Please sign exactly as name appears
                                       herein. When shares are held by joint
                                       tenants, both should sign; when signing
                                       as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized partner.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS OF EXCEL LEGACY CORPORATION
                PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN
                       THE POSTAGE-PAID ENVELOPE ENCLOSED

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE